UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
UNDER
THE SECURITIES ACT OF 1933

CURRENT REPORT Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

PropTech Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3415 N. Pines Way, Suite 204

Wilson, WY 83014

(Address of principal executive offices, including zip code)

(310) 954-9665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	PTACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	PTAC	The Nasdaq Stock Market LLC
Redeemable Warrants	PTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 31, 2020, PropTech Acquisition Corporation, a Delaware corporation (“PTAC”), PTAC Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of PTAC (“Merger Sub”), and Porch.com, Inc., a Delaware corporation (“Porch”), entered into an Agreement and Plan of Merger, pursuant to which Merger Sub will be merged with and into Porch (the “Merger”), with Porch surviving the Merger as a wholly owned subsidiary of PTAC.

On November 4, 2020, PTAC received a letter (the “Shareholder Letter”) from a purported shareholder of PTAC claiming certain allegedly material omissions in the registration statement on Form S-4 (No. 333-249468), originally filed on October 14, 2020 (the “Proxy Statement”). The registration statement was declared effective by the Securities and Exchange Commission (the “SEC”) on December 2, 2020, and PTAC commenced mailing the Proxy Statement on December 4, 2020.

While PTAC believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to resolve the plaintiff’s disclosure claims in the Shareholder Letter so as to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Merger, PTAC has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, PTAC specifically denies all allegations in the Shareholder Letter that any additional disclosure was or is required. PTAC believes the Shareholder Letter is without merit.

The Supplemental Disclosures will not affect the merger consideration to be paid to PTAC’s stockholders in connection with the Merger or the timing of PTAC’s virtual special meeting of stockholders scheduled to be held online via live webcast on December 21, 2020 at 11:00 a.m., Eastern Time, at https://www.cstproxy.com/proptechacquisition/sm2020 (the “Special Meeting”). The board of directors continues to recommend that you vote “FOR” the proposals being considered at the Special Meeting.

Supplemental Disclosures to Proxy Statement

The following information should be read in conjunction with the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement, unless otherwise defined herein.

The following disclosure is added after the footnotes following the table on page 147 of the Proxy Statement under the heading “Unaudited Prospective Financial Information of Porch”.

The following table reconciles net loss to pro forma Adjusted EBITDA for 2020 and 2021:

($’s in millions)	2020E	2021E
	Forecast	Forecast
Net income (loss)	$(34)	$(11)
Interest expense	$12	$4
Other, net	$0	$0
Income tax expense (benefit)	$0	$0
Depreciation and amortization	$4	$7
Non-cash long-lived asset impairment charge	$0	$0
Non-cash stock-based compensation	$1	$3
Acquisition compensation and transaction expense	$7	$2
Adjusted EBITDA (loss)(1)	$(10)	$7
Adjusted EBITDA (loss) from divested businesses	$0	$0
Pro Forma adjusted EBITDA (loss)	$(10)	$7

(1)	Adjusted EBITDA is calculated as net income (loss) less interest expense, other expense, net, income tax expense (benefit), depreciation and amortization, certain non-cash long-lived asset impairment charges, stock based compensation expense and acquisition compensation and transaction expenses.

The following disclosure is added to the end of the fourth paragraph on page 153 of the Proxy Statement under the heading “Background of the Merger”.

In connection with PTAC’s engagement of Northland Securities, Inc., PTAC agreed to pay Northland Securities, Inc. compensation in the amount of 5% of the underwriting discounts and commissions paid in connection with PTAC’s IPO, net of expenses.  Accordingly, PTAC paid Northland Securities, Inc. $172,500 at the closing of its IPO, and expects to pay Northland Securities, Inc. an additional $301,875 upon the successful consummation of a business combination (which would include the Proposed Transaction), in each case minus expenses. Northland Securities, Inc. has not performed any past services for any of the parties to the Merger Agreement or their affiliates.

The following disclosure is added to the end of the fourth paragraph on page 152 of the Proxy Statement under the heading “Background of the Merger”.

Such non-disclosure agreements contained customary terms for a special purpose acquisition company and a private company target, including confidentiality provisions and use restrictions for information provided by the target and exceptions to such provisions. Further, such non-disclosure agreements did not contain any standstill or “don’t ask, don’t waive” provisions.

Additional Information About the Proposed Business Combination and Where to Find It

The business combination will be submitted to stockholders of PTAC for their consideration. PTAC has filed a registration statement on Form S-4 with the SEC containing a preliminary proxy statement and a preliminary prospectus of PTAC and a preliminary consent solicitation statement of Porch. After the registration statement was declared effective, PTAC mailed a definitive proxy statement/consent solicitation statement/prospectus relating to the proposed business combination to its shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. PTAC’s shareholders and other interested persons are advised to read the definitive proxy statement/consent solicitation statement/prospectus and, when available, the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about Porch, PTAC and the business combination. The definitive proxy statement/consent solicitation statement/prospectus and other relevant materials for the proposed business combination were mailed to shareholders of PTAC as of November 27, 2020, the record date for voting on the proposed business combination. Shareholders can also obtain copies of the preliminary proxy statement/consent solicitation statement/prospectus, the definitive proxy statement/consent solicitation statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

PTAC and its directors and executive officers may be deemed participants in the solicitation of proxies from PTAC’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in PTAC is contained in PTAC’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants is set forth in the definitive proxy statement/consent solicitation statement/prospectus for the proposed business combination.

Porch and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of PTAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is set forth in the definitive proxy statement/consent solicitation statement/prospectus for the proposed business combination.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or PTAC’s or Porch’s future financial or operating performance. These statements are based on the beliefs and assumptions of the management of PTAC and Porch. Although PTAC and Porch believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither PTAC nor Porch can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements about the anticipated merger closing timing and the ability of PTAC and Porch prior to the merger, and the combined company following the merger (“New Porch”), to: access, collect and use personal data about consumers; execute its business strategy, including monetization of services provided and expansions in and into existing and new lines of business; anticipate the impact of the coronavirus disease 2019 (“COVID-19”) pandemic and its effect on business and financial conditions; manage risks associated with operational changes in response to the COVID-19 pandemic; meet the closing conditions to the merger, including approval by stockholders of PTAC and Porch on the expected terms and schedule; realize the benefits expected from the proposed merger; anticipate the uncertainties inherent in the development of new business lines and business strategies; retain and hire necessary employees; increase brand awareness; attract, train and retain effective officers, key employees or directors; upgrade and maintain information technology systems; acquire and protect intellectual property; meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness; effectively respond to general economic and business conditions; maintain the listing on, or the delisting of PTAC’s or New Porch’s securities from, NASDAQ or an inability to have our securities listed on the NASDAQ or another national securities exchange following the merger; obtain additional capital, including use of the debt market; enhance future operating and financial results; successfully execute expansion plans; anticipate rapid technological changes; comply with laws and regulations applicable to its business, including laws and regulations related to data privacy and insurance operations; stay abreast of modified or new laws and regulations applying to its business, including copyright and privacy regulation; anticipate the impact of, and response to, new accounting standards; respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events; anticipate the significance and timing of contractual obligations; maintain key strategic relationships with partners and distributors; respond to uncertainties associated with product and service development and market acceptance; anticipate the impact of new U.S. federal income tax law, including the impact on deferred tax assets; successfully defend litigation; successfully deploy the proceeds from the merger; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the section entitled “Risk Factors” in PTAC’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, the sections entitled “Risk Factors” and “Forward-Looking Statements; Market, Ranking and Other Industry Data” in the definitive proxy statement/consent solicitation statement/prospectus filed by PTAC and other documents of PTAC filed, or to be filed, with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTAC nor Porch undertakes any duty to update these forward-looking statements, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PropTech Acquisition Corporation

By:	/s/ Thomas D. Hennessy
Name: Thomas D. Hennessy Title: Co-Chief Executive Officer and President

Dated: December 14, 2020

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